EXHIBIT 24.1

                                POWER OF ATTORNEY



    KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to options granted to certain regional vice presidents and a marketing consultant of Pre-Paid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Signature                           Title                       Date


/s/ HARLAND C. STONECIPHER       Chairman of the Board            May 20, 1998
--------------------------        of Directors
    Harland C. Stonecipher

                                POWER OF ATTORNEY



    KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to options granted to certain regional vice presidents and a marketing consultant of Pre-Paid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Signature                         Title                           Date


/s/ RANDY HARP             Chief Financial Officer, Chief         May 20, 1998
---------------------      Operating Officer and Director
    Randy Harp

                                POWER OF ATTORNEY



    KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Randy Harp, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to options granted to certain regional vice presidents and a marketing consultant of Pre-Paid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Signature                         Title                           Date


/s/ KATHLEEN S. PINSON         Controller and Director            May 20, 1998
--------------------------
    Kathleen S. Pinson

                                POWER OF ATTORNEY



    KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher, Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to the options granted to certain regional vice presidents and a marketing consultant of PrePaid Legal Services, Inc., and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Signature                             Title                      Date


/s/ WILBURN L. SMITH               President and Director         May 20, 1998
---------------------------
    Wilburn L. Smith


/s/ PETER K. GRUNEBAUM             Director                       May 20, 1998
---------------------------
    Peter K. Grunebaum


/s/ JOHN W. HAIL                   Director                       May 20, 1998
---------------------------
    John W. Hail


/s/ DAVID A. SAVULA                Director                       May 20, 1998
---------------------------
    David A. Savula


/s/ SHIRLEY A. STONECIPHER         Director                     May 20, 1998
---------------------------
    Shirley A. Stonecipher